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                        SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549
                           ---------------------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                January 13, 2005

                                 FGI GROUP INC.
             (Exact name of registrant as specified in its charter)

                DELAWARE                                        36-3520923
    (State or other jurisdiction of                          (I.R.S. Employer
     incorporation or organization)                         Identification No.)

     1250 S. GROVE AVE., SUITE 200
         BARRINGTON, ILLINOIS                                     60010
(Address of principal executive offices)                        (Zip Code)

        Registrant's telephone number, including area code (847) 382-2064

                                 Not applicable
          ------------------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]         Written communications pursuant to Rule 425 under the Securities Act
            (17 CFR 230.425)

[ ]         Soliciting material pursuant to Rule 14a-12 under the Exchange Act
            (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2)

[ ] Pre-commencement communications pursuant to Rule 13e-4(C) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION  8 - OTHER EVENTS

ITEM 8.01  - OTHER EVENTS

Pursuant to Bankruptcy Rule 2015, on January 13, 2005 the Company filed its monthly operating reports covering the period ended December 31, 2004 with the United States Bankruptcy Court for the Northern District of Illinois, Eastern
Division.

Attached as Exhibit 99.1 to this Form 8-K is the following financial information included in such monthly operating reports:

            1.    Summary of Cash Accounts.

            2.    Receipts Listings.

            3.    Disbursements Listings.

            4.    Loan Account.

            5.    Statement of Aged Receivables and Accounts Payable Aging.

            6.    Tax Questionnaire.

            7.    Declaration.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01(C)  - EXHIBITS

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
 EXHIBIT
 NUMBER                              DESCRIPTION
---------    -------------------------------------------------------------------
  99.1       Financial Information dated December 31, 2004

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          FGI Group Inc.

                                          /s/ F. Terrence Blanchard
                                          -------------------------------------
                                          F. Terrence Blanchard
                                          President and Chief Financial Officer

January 13, 2005